Exhibit 10.1

VISHAY INTERTECHNOLOGY, INC.
63 Lancaster Avenue
Malvern, Pennsylvania 19355

February 22, 2019

Mr. Werner Gebhardt

Re: Amendment to Employment Agreement

Dear Werner:

Reference is made to that certain employment agreement dated February 15, 2018 (the “Employment Agreement”), by and between you (the “Executive”), Vishay Intertechnology, Inc., a Delaware corporation (the “Company”) and Vishay Electronic GmbH, a company with limited liability organized under the laws of Germany (“Vishay Electronic”).

The Executive, the Company and Vishay Electronic (the “Parties”) acknowledge that the reference to “40%” in Section 4.3(a) of the Employment Agreement was intended to be “30%,” and the Parties further agree that such reference shall be changed to 30% effective as of February 15, 2018.
This letter agreement shall constitute an amendment to the Employment Agreement, and except as otherwise set forth herein, all other terms and conditions of the Employment Agreement remain unchanged.

Remainder of Page Intentionally Left Blank

To confirm your agreement with the foregoing, please countersign this letter agreement in the space below provided.

By:	VISHAY INTERTECHNOLOGY, INC. /s/ Gerald Paul
Name: Dr. Gerald Paul Title: CEO

By:	VISHAY ELECTRONIC GMBH /s/ Arnold Rohr
Name: Arnold Rohr Title: Managing Director

/s/ Günther Volkmann
Name: Günther Volkmann Title: Managing Director

Accepted and agreed:
/s/ Werner Gebhardt
WERNER GEBHARDT DATE: February 26, 2019